FORM 8-K
                        _____________

                   SECURITIES AND EXCHANGE COMMISSION
                         WASHINGTON, D.C. 20549






            CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                   THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): October 25, 2002


               Structured Asset Mortgage Investments, Inc
           Mortgage Pass-Through Certificates, Series 1998-3
         (Exact name of registrant as specified in its charter)



          Delaware               33-44658          13-3633241
(State or other juris-         (Commission     (IRS Employer
diction of incorporation)      File Number)    Identification No.)




  245 Park Avenue, New York, New York               10167
(Address of principal executive offices)          (Zip Code)


Registrant's telephone number, including area code: (347) 643-1000


                        Not Applicable
(Former name or former address, if changed since last report.)





Item 5.   Other Events.


     1.A distribution was made to the Certificateholders of the Structured Asset Mortgage Investments, Inc. Mortgage Pass-Through Certificates, Series 1998-3, on October 25, 2002. The distribution was made pursuant to the provisions of a Pooling and Servicing Agreement dated February 25, 1998, between and among Structured Asset Mortgage investments, Inc ., as Depositor, Countrywide Home Loans,Inc. as Master Servicer, and The Bank of New York, as Trustee.





Item 7.  Financial Statements and Exhibits.



    (c)   Exhibits.

          28.56 October 25, 2002 - Information on Distribution to Certificateholders







SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                   Structured Asset Mortgage Investments, Inc.
                                     (Registrant)






Date: November 15, 2002               By:  /S/Samuel Molinaro
                                          Samuel Molinaro
                                          Treasurer and Secretary






         Structured Asset Mortgage Investments, Inc.

         FORM 8-K

         CURRENT REPORT

         Exhibit Index





Exhibit No.                         Description

(28.55)                            September 25, 2002 - Information on
                                   Distribution to Certificateholders







                 October 25, 2002 - INFORMATION ON DISTRIBUTION  EXHIBIT 28.56
                                  TO CERTIFICATEHOLDERS

Structured Asset Mortgage Investments, Inc.
Mortgage Pass-Through Certificates, Series 1998-3



                       Principal Amt
           Original     Outstanding                                                   Ending
Certific  Principal       Prior to    Interest   Interest    Interest   Principal  Principal Amount
 Class      Amount      Distribution    Rate      Accrued  Distributed   Payable     Outstanding

      A $332,071,600  $4,518,243.85  6.001035% $22,595.11  $22,595.11  $11,043.36  $4,507,200.49
      R          100              0  6.001035%          0           0           0          $0.00
    B-1    5,257,000     838,186.75  6.001035%   4,191.66    4,191.66    2,048.67    $836,138.08
    B-2   13,142,815   2,085,748.20  6.001035%  10,430.54   10,430.54    5,097.92  $2,080,650.28


 To9tal $350,471,515     $7,442,179               $37,217     $37,217     $18,190     $7,423,989



